SEC FILE NO. 33-847
                                                           SEC FILE NO. 33-56094
                                                           SEC FILE NO. 33-67852
                                                           SEC FILE NO. 33-91706
                                                           SEC FILE NO. 2-34552

                                  PILGRIM FUNDS

           Supplement dated January 28, 2000 to the Class Q Prospectus dated January 4, 2000

1.   CLOSURE OF PILGRIM SMALLCAP OPPORTUNITIES FUND

     Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") will be closed to new investors effective February 29, 2000. Investors who are shareholders of SmallCap Opportunities on February 29, 2000 may continue to buy shares after that date into accounts existing on that day. SmallCap Opportunities may reopen in the future subject to the discretion of the Board of Trustees.

2. TERMINATION OF SUB-ADVISER FOR PILGRIM MIDCAP GROWTH FUND AND PILGRIM SMALLCAP GROWTH FUND

     Effective March 31, 2000, Nicholas-Applegate Capital Management ("NACM") will no longer serve as Sub-Adviser of Pilgrim MidCap Growth Fund ("MidCap Growth Fund") and Pilgrim SmallCap Growth Fund ("SmallCap Growth Fund") (collectively, the "Funds"). NACM currently serves as a Sub-Adviser to Pilgrim Investments, Inc. ("Pilgrim Investments") which is the Adviser for those Funds. Effective April 1, 2000, Pilgrim Investments will manage directly these Funds pursuant to its existing Investment Management Agreement. The fees payable to Pilgrim Investments for serving as Adviser will not change.

     Following the assumption of portfolio management duties by Pilgrim Investments, portfolio turnover may be higher than usual in connection with the potential restructuring of the holdings of these Funds to reflect the management style of Pilgrim Investments. Such potential restructuring may result in transactional costs for the Funds and may result in accelerated capital gain distributions as a result of the turnover.

     Effective April 1, Mary Lisanti, Executive Vice President and Chief Investment Officer -- Equities of Pilgrim Investments, will be primarily responsible for the day-to-day management of the Funds. The biography for Ms. Lisanti is set forth on pages 52 through 53 of the Prospectus.

     Ms. Lisanti also manages Pilgrim MidCap Opportunities Fund and Pilgrim SmallCap Opportunities Fund, which have investment objectives, strategies, and policies substantially similar to those of the Funds. The chart below shows the historical performance of Pilgrim MidCap Opportunities Fund and Pilgrim SmallCap Opportunities Fund during the time periods that Ms. Lisanti has been primarily responsible for those funds. This information shows the historical track record of the portfolio manager, and is not intended to imply how MidCap Growth Fund and SmallCap Growth Fund have performed or will perform.
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     THIS  CHART  DOES NOT SHOW YOU THE  PERFORMANCE  OF MIDCAP  GROWTH  FUND OR
SMALLCAP GROWTH FUND -- IT SHOWS THE PERFORMANCE OF SIMILAR FUNDS MANAGED BY PILGRIM INVESTMENTS.

                                           YEAR ENDED        SINCE INCEPTION OF
             FUND                       DECEMBER 31, 1999        MANAGEMENT
             ----                       -----------------        ----------
PILGRIM MIDCAP OPPORTUNITIES FUND                           (8/20/98 - 12/31/99)

    -- Excluding Sales Charges                103.24%              102.78%
    -- Including Sales Charges                 91.57%               94.20%

S&P MidCap 400 Index                            4.70%               41.61%

PILGRIM SMALLCAP OPPORTUNITIES FUND                          (7/1/98 - 12/31/99)

     -- Excluding Sales Charges               146.94%               80.04%
     -- Including Sales Charges               132.73%               73.08%

Russell 2000 Index                             21.26%                8.28%

The performance information shown above is for Class A shares of Pilgrim MidCap Opportunities Fund and Pilgrim SmallCap Opportunities Fund. The performance information is net of operating expenses and assumes the reinvestment of dividends and distributions. Also shown above is performance of the S&P MidCap 400 Index and the Russell 2000 Index. The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market. The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies. Performance information is shown for the year ended December 31, 1999 and for the period Ms. Lisanti assumed primary responsibility for managing each fund -- July 1998 for Pilgrim SmallCap Opportunities Fund and August 1998 for Pilgrim MidCap Opportunities Fund.

3.   CHANGE IN  DESCRIPTION  OF INVESTMENT  STRATEGY FOR PILGRIM  GROWTH + VALUE
     FUND

     Effective January 31, 2000, the following disclosure will replace the three paragraphs under "Pilgrim Growth + Value Fund -- Investment Strategy" on page 18 of the Prospectus:

     The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

     The Fund invests in common stock of companies the portfolio manager believes are poised to rise in price. The Sub-Adviser uses a "bottom-up" quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model to calculate and analyze a "reward/risk" ratio. The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

     Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

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4.   PROPOSED AGREEMENTS AND PLANS OF REORGANIZATION

     On January 27, 2000, the Board of Directors/Trustees of the Pilgrim Funds approved the following proposed reorganizations: (i) Pilgrim MidCap Value Fund into Pilgrim MagnaCap Fund and (ii) Pilgrim Strategic Income Fund into Pilgrim High Yield Fund. The proposed reorganization of Pilgrim MidCap Value Fund into Pilgrim MagnaCap Fund is subject to the approval of the shareholders of Pilgrim MidCap Value Fund. The proposed reorganization of Pilgrim Strategic Income Fund into Pilgrim High Yield Fund is subject to the approval of the shareholders of Pilgrim Strategic Income Fund. If shareholder approval is obtained, it is expected that the reorganizations will take place in Summer 2000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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